Exhibit 99.1

EXECUTION COPY

WAIVER

WAIVER (this “Waiver”) dated as of August 9, 2006, with respect to the Credit Agreement referred to below, between The First American Corporation (the “Company”) and the Lenders party hereto.

Reference is made to the Credit Agreement dated as of November 7, 2005 between the Company, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended and in effect, the “Credit Agreement”). Capitalized terms used but not defined herein shall have their respective meanings under the Credit Agreement.

The Company has requested that the Lenders extend the latest time for the furnishing by the Company of its consolidated financial statements for the fiscal quarter ended June 30, 2006 required under Section 5.01(b) of the Credit Agreement and the other financial statements and information required to be delivered under Sections 5.01(c), 5.01(e), 5.01(h) and 5.01(l) of the Credit Agreement.

Solely with respect to the Company’s fiscal quarter ended June 30, 2006, the Lenders hereby waive compliance by the Company with the 40 and 45-day periods set forth in Sections 5.01(b), 5.01(c), 5.01(e), 5.01(h) and 5.01(l) of the Credit Agreement, as applicable; provided that the Company covenants and agrees to furnish to the Administrative Agent and each Lender the Company’s consolidated financial statements and other information required under Sections 5.01(b), 5.01(c), 5.01(e), 5.01(h) and 5.01(l) of the Credit Agreement on the date that is the earlier of (i) November 7, 2006 and (ii) the date on which the Company files its Form 10-Q for the fiscal quarter ended June 30, 2006 with the Securities and Exchange Commission. Failure by the Company to deliver such financial statements and other information on or prior to such date shall constitute an Event of Default under Article VII of the Credit Agreement.

The modifications to the Credit Agreement set forth in this Waiver shall become effective as of the date of this Wavier upon the receipt by the Administrative Agent of one or more counterparts of this Waiver signed by the Company and Lenders constituting the Required Lenders.

This Waiver shall be limited as written and nothing herein shall be deemed to constitute a waiver of any other term, provision or condition of the Credit Agreement in any other instance than as set forth herein or prejudice any right or remedy that any party hereto may have or may in the future have under the Credit Agreement. Except as set forth herein, the terms, provisions and conditions of the Credit Agreement shall remain in full force and effect.

This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Waiver by signing any such counterpart. This Waiver shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized representatives as of the day and year first above written.

THE FIRST AMERICAN CORPORATION

By:	/s/ Parker S. Kennedy
Name: Parker S. Kennedy
Title: Chairman of the Board

By:	/s/ Mark R Arnesen
Name: Mark R Arnesen
Title: Vice President, Secretary

LENDERS

JPMORGAN CHASE BANK, N.A.

By:	/s/ Lawrence Palumbo, Jr.
Name: Lawrence Palumbo, Jr.
Title: Vice President

COMERICA BANK

By:	/s/ Kojo C. Fields
Name: Kojo C. Fields
Title: Corporate Banking Officer

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Joseph Argabrite
Name: Joseph Argabrite
Title: Vice President/Manager

US BANK

By:	/s/ David Johnson
Name: David Johnson
Title: AVP Portfolio Manager

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:	/s/ Jason Cassity
Name: Jason Cassity
Title: Vice President

BANK OF THE WEST

By:	/s/ Dale Paterson
Name: Dale Paterson
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Matt Hill
Name: Matthew Hill
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Forrest Vollrath
Name: Forrest Vollrath
Title: First Vice President